GAUCHO
GROUP
HOLDINGS, INC.

GAUCHO BUENOS AIRES

ALGODON MANSION BUENOS AIRES

ALGODON WINE ESTATES WELLNESS RESORT

ALGODON WINE ESTATES PRIVATE ESTANCIAS

ALGODON FINE WINES SAN RAFAEL, MENDOZA



March 18, 2026

Dear Stockholders,

Earlier this month, President Javier Milei delivered his State of the Nation address before Congress, outlining what he described as a multi-year transformation of Argentina's economic and institutional framework.

A central theme of the address was his intention to formalize a **"strategic alliance" with the United States as a matter of state policy**. He emphasized Argentina's geopolitical position in the South Atlantic, its access to two oceans, its presence in Antarctica, and its abundance of critical minerals and energy resources.

For decades, Argentina has oscillated between competing economic models. What we are witnessing now is a deliberate pivot toward **free-market capitalism, institutional alignment with the United States, and deeper integration into global trade networks**. We believe this moment represents more than political repositioning and it has the potential to redefine Argentina's economic trajectory and cultural orientation for a generation.



The administration also outlined a sweeping structural reform agenda, including the recently approved **labor modernization law**. The reforms introduce greater flexibility for employers, encourage formal employment registration, modernize severance calculations, and importantly **allow salaries to be paid in USD**.

The ability to compensate in U.S. dollars is a meaningful step toward monetary normalization and signals continued movement toward a more dollar-oriented system. For businesses operating in Argentina, including Gaucho Holdings, currency stability and regulatory clarity are essential components of long-term planning.

We are also beginning to see early signs of change in the credit markets. The reintroduction of dollar-denominated lending products in the real estate sector, following recent regulatory adjustments, suggests a gradual normalization of financing conditions in a market where access to credit has long been limited.

These reforms are intended to unlock investment, reduce informality, and create a more competitive environment for hiring and productivity. The successful passage of the legislation through Congress also provides a measure of execution credibility, suggesting an improved ability to advance policy and re-engage with global capital markets. While elements of the legislation have generated public debate and opposition, and may face legal and political challenges, the broader trajectory remains intact: structural modernization, deregulation, and international alignment.

The administration has also been consistent in emphasizing fiscal balance and monetary discipline as core pillars of its approach. This focus reflects an effort to address inflation at its structural roots and restore credibility to Argentina's economic framework. At the same time, the policy agenda appears to be moving beyond stabilization toward a broader phase focused on competitiveness, deregulation, and long-term growth.

We are also seeing validation of this direction from the international business community. Recent engagements, including Argentina Week in New York hosted in partnership with the U.S. Chamber of Commerce, brought together senior government officials and global business leaders and highlighted Argentina's re-emergence as a market aligned with free enterprise principles. In addition, the recently signed **Agreement on Reciprocal Trade and Investment between the United States and Argentina** represents a meaningful step toward deeper economic integration and regulatory alignment.


EL MERCADO
GSTORE

1464



DANDY

SCENES FROM BUENOS AIRES DURING A RECENT VISIT BY A LOT BUYER AT ALGODON WINE ESTATES (WHO IS PREPARING TO DESIGN AND BUILD LODGES AS PART OF THE MANAGED RENTAL PROGRAM). HE NOTED VISIBLE IMPROVEMENTS ACROSS THE CITY AND A RENEWED SENSE OF ORDER AND VITALITY.

We have long operated under the thesis that Argentina possesses extraordinary underlying value in its land, natural resources, culture, and human capital, and that under the right policy framework it could re-emerge as one of the most compelling destinations in the Western Hemisphere. We continue to believe we may be in the early stages of that cycle.

If Argentina and the United States deepen their economic relationship in the way the President has articulated, we believe the two nations could experience sustained and meaningful growth together over the coming decades as aligned advocates of trade, private enterprise, and individual freedom.

Gaucho Holdings has positioned its real estate, hospitality, and wine platforms around that long-term view. We remain focused on disciplined execution while monitoring these macro developments closely.


SER 085

MOMENTS FROM ACROSS BUENOS AIRES, REFLECTING A CITY THAT BLENDS HISTORIC ELEGANCE WITH RENEWED CIVIC STABILITY. FROM PARKS TO GALLERIES TO NEIGHBORHOOD STREETS, THE CITY APPEARS ACTIVE AND WELL-MAINTAINED.

2025 Operating Highlights

Against a challenging backdrop, 2025 marked a meaningful transition for Gaucho Holdings from stabilization to execution:

- Successfully exited Chapter 11 while preserving all core assets and stabilizing the balance sheet
- Established a lean operating structure with reduced overhead and improved cost discipline
- Returned hospitality operations to cash-flow positive performance as tourism trends improved
- Advanced real estate development at Algodon Wine Estates, including continued residential construction and expansion of the home rental program
- Expanded winery infrastructure and production capacity while driving growth in direct-to-consumer and distribution channels
- Strengthened brand positioning across wine, hospitality, and e-commerce platforms, with continued investment in growth initiatives

These efforts reflect a consistent focus on asset preservation, operational discipline, and positioning the Company to benefit from improving macroeconomic conditions.



A RECENT ADIDAS ACTIVATION AT ALGODON MANSION DREW SIGNIFICANT ATTENDANCE, REFLECTING RENEWED ENGAGEMENT FROM GLOBAL BRANDS AND INCREASED CONSUMER ACTIVITY IN BUENOS AIRES.

What gives us conviction is not simply policy language, but what we are observing within our own operations.

Based on our direct experience and conversations within our operating footprint, we are seeing increased engagement from the international investment community, including from those that had remained on the sidelines in prior years. We are seeing more discussions centered on dollar-based transactions and longer-term real estate commitments. We are also seeing a more constructive dialogue among local operators regarding formal employment, regulatory clarity, and cross-border business activity. These observations are anecdotal and reflect our current operating experience.









SCENES FROM BUENOS AIRES THAT REFLECT THE LIFESTYLE AND CULTURAL QUALITIES LONG ASSOCIATED WITH THE CAPITAL. THE VISIBLE RETURN OF PUBLIC ORDER AND ENERGY REINFORCES OUR BELIEF IN THE CITY'S ENDURING APPEAL.

While structural reforms take time to implement and assess, the operating environment today feels more forward-looking and investment-oriented than it has in recent years.

We have structured Gaucho Holdings around real assets and operating businesses that benefit from stability, transparency, and long-term capital formation. As Argentina continues to implement reform, our focus remains unchanged: prudent capital allocation, operational discipline, and protecting and enhancing the value of our assets over time.

Thank you for your continued partnership.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this statement includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should

not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

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